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                                                                  Exhibit 23.02




                          INDEPENDENT AUDITORS' CONSENT


          We consent to the use in this Amendment No. 2 to Registration Statement No. 333-40977 of K & F Industries, Inc. of our report dated January 23, 1997, appearing in the Prospectus, which is a part of such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP



New York, New York
January 27, 1998